UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2007
Commission file number: 001-13337
STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9400 East Market Street, Warren, Ohio	44484

(Address of principal executive offices)	(Zip Code)
(330) 856-2443

Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
Item 1.01 Entry into a Material Definitive Agreement.
     On October 12 2007, Stoneridge, Inc. (the “Company”) entered into an Aircraft Purchase and Sale Agreement to sell the Company’s airplane for an aggregate cash purchase price of $7,150,000. Closing of the sale is subject to standard closing conditions, including inspection of the aircraft by the purchaser. A copy of the Aircraft Purchase and Sale Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Aircraft Purchase and Sale Agreement, dated as of October 12, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.
Date: October 12, 2007	/s/ George E. Strickler
George E. Strickler, Executive Vice
President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

99.1	Aircraft Purchase and Sale Agreement, dated as of October 12, 2007.